Revenue	12 Months Ended
Dec. 31, 2022
Revenue
Revenue

18.         Revenue

Revenue consist of the following:

	For the Years Ended December 31,
	2022	2021	2020
Sales of food, beverage and packaged products by Company owned and operated stores	938,096,823	617,226,090	206,036,187
Franchise fees	4,537,599	1,923,149	794,608
Revenues from other franchise support activities	18,965,417	9,469,639	5,253,776
Revenues from wholesale activities	6,533,166	—	—
Revenue from e-commerce sales	41,635,451	13,117,118	—
Revenues from other activities	1,295,310	1,207,805	—
Provision of consumer research service to THRI	—	428,148	—
Total revenues	1,011,063,766	643,371,949	212,084,571

All of the property and equipment of the Company are physically located in the PRC. The geographical location of customers is based on the location at which the customers operate and all of the Company’s revenue is derived from operations in the PRC for the years ended December 31, 2022, 2021 and 2020.